Management's Plans as to Continuing as a Going Concern	9 Months Ended
Sep. 30, 2012
Management's Plans as to Continuing as a Going Concern
Management's Plans as to Continuing as a Going Concern

2. Management's Plans as to Continuing as a Going Concern

The accompanying financial statements have been prepared on a going-concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. Since inception, the Company has incurred, and continues to incur, significant losses from operations. The Company needs to raise additional capital to continue its business operations as currently conducted and to fund deficits in operating cash flows.

As described more fully in Note 7, the Company drew down $30.0 million under a secured credit facility (the Facility) during 2011. There is no remaining borrowing capacity under the Facility. As described in Note 8, during 2011, the Company sold all of its equity interest in its wholly-owned subsidiary, TCD, for consideration consisting of a cash payment of $27.0 million and contingent consideration of $3.0 million to be paid in the future if certain criteria are met. The Company funded operations during 2011 principally through draws under the Facility, cash received from the sale of TCD, and existing cash and short-term instruments. As described in Note 9, during 2012, the Company completed its initial public offering (IPO), in which 10 million shares of the Company's Common Stock were sold at a price of $5 per share. Additionally, the underwriters of the Company's IPO exercised the full amount of their over-allotment option resulting in the sale of an additional 449,250 shares of the Company's Common Stock at a price of $5 per share, resulting in aggregate cash proceeds to the Company of $52.3 million. The Company realized net proceeds of $47.6 million from the IPO, after applying financing costs of approximately $4.7 million.

The Company's current operating assumptions, which reflect management's best estimate of future revenue and operating expenses, indicate that current cash on hand, including the cash proceeds received from the IPO in May 2012, should be sufficient to fund operations as currently planned into the second quarter of 2013. The Company will need to raise additional capital through either a public offering of its Common Stock, a private placement offering of its equity securities or issuance of a debt instrument, or any combination thereof, to continue its business operations as currently conducted and to fund deficits in operating cash flows, although there can be no assurance that such financing will be available to the Company at any given time or available on favorable terms. The type, timing, and terms of financing selected by the Company will be dependent upon the Company's cash needs, the availability of financing sources, and the prevailing conditions in the financial markets.

In the event the Company does not access funding to continue operations and to fund deficits, the Company will likely revise its commercial plans for its two late-stage epilepsy product candidates, its planned clinical trials, other development activities, capital expenditure plans, and the scale of its operations, until it is able to obtain sufficient financing to do so, or pursue other alternatives. If the Company is required to significantly reduce operating expenses and delay, reduce the scope of, or eliminate one or more of its development programs, these events could have a material adverse effect on the Company's business, results of operations and financial condition.

These factors could significantly limit the Company's ability to continue as a going concern. The financial statements do not include any adjustments relating to recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue in existence.